Leases (Details) - Schedule of Maturity Analysis of Operating Lease Liability $ in Thousands	Jun. 30, 2023 USD ($)
Schedule of Maturity Analysis of Operating Lease Liability [Abstract]
Discount rate at commencement	3.50%
One year	$ 90
Two years	67
Total undiscounted cash flows	157
Total financing lease liabilities	152
Difference between undiscounted cash flows and discounted cash flows	$ 5